THE LAZARD FUNDS, INC.

Lazard Emerging Markets Core Equity Portfolio

Supplement to Current Statement of Additional Information

The following information will supplement the information under the table in “Management—Portfolio Manager Ownership of Portfolio and Other Accounts Shares”:

As of December 31, 2022, Rohit Chopra did not beneficially own interests in the Lazard Emerging Markets Core Equity Portfolio or other accounts.

Dated: January 25, 2023